Exhibit 99.1

NioCorp Announces Private Placement
for Gross Proceeds of US$1 Million

Subscribers in the Private Placement Include Certain NioCorp Officers and Directors

CENTENNIAL, Colo. (December 14, 2023) – NioCorp Developments Ltd. (“NioCorp” or the “Company”) (NASDAQ:NB) (TSX:NB) is pleased to announce that the Company has entered into binding subscription agreements with certain individual accredited investors, including certain officers and directors of the Company (the “Insider Investors”), to complete a non-brokered private placement (the "Private Placement") of 336,185 units of the Company (each, a "Unit") at a price of US$3.08 per Unit, provided that the Insider Investors have agreed to subscribe at a price of US$3.205 per Unit, which price includes US$0.125 per Warrant (as defined below) underlying each Unit purchased by the Insider Investors and allows the Insider Investors to participate in the Private Placement in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”), for aggregate gross proceeds of US$1 million.

Each Unit issuable under the Private Placement will consist of one common share in the capital of the Company (a “Common Share”) and one common share purchase warrant (a “Warrant” and, together with the Common Shares included as part of the Units, the “Securities”). Each Warrant will be exercisable into one Common Share (a “Warrant Share”) at an exercise price of US$3.54 per Warrant Share, for a period of 24 months following the closing date of the Private Placement (the “Closing Date”).

It is anticipated that the Closing Date will occur on or about December 22, 2023, subject to the receipt of all necessary regulatory and stock exchange approvals, including the approval of the Toronto Stock Exchange (the “TSX”). The Company expects the proceeds of the Private Placement will be used for continued advancement of the Company’s Elk Creek Critical Minerals Project (the “Elk Creek Project”) and for working capital and general corporate purposes.

All of the Securities issuable pursuant to the Private Placement will be subject to a hold period in accordance with applicable Canadian securities laws, which will expire four months and one day from the Closing Date.

This news release does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of any of the Securities in any jurisdiction in which such offer, solicitation or sale would be unlawful, including any of the Securities in the United States of America. The Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act”) or any state securities laws and may not be offered or

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066

sold within the United States or to, or for account or benefit of, U.S. Persons (as defined in Regulation S under the 1933 Act) unless registered under the 1933 Act and applicable state securities laws, or an exemption from such registration requirements is available.

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FOR MORE INFORMATION:

Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., +1 (720) 334-7066, jim.sims@niocorp.com

ABOUT NIOCORP

NioCorp is developing a critical minerals project in Southeast Nebraska that will produce niobium, scandium, and titanium. The Company also is evaluating the potential to produce several rare earths from the Elk Creek Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy steel (“HSLA”), which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of Neodymium-Iron-Boron (“NdFeB” magnets, which are used across a wide variety of defense and civilian applications.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statement may include, but are not limited to, statements about: the Company completing the Private Placement and the size thereof; the anticipated Closing Date; the expected use of the net proceeds of the Private Placement; the receipt of all regulatory and stock exchange approvals; and NioCorp’s expectation and ability to produce niobium, scandium and titanium at the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,”“might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp with the SEC and with the applicable Canadian securities regulatory authorities and the following: NioCorp’s ability to complete the Private Placement; NioCorp’s ability to recognize the anticipated benefits of the business combination with GX Acquisition Corp. II (the “Business Combination”) and the standby equity purchase agreement (the “Yorkville Equity Facility Financing Agreement” and, together with the Business Combination, the “Transactions”) with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP, including NioCorp’s ability to access the full amount of the expected net proceeds under the Yorkville Equity Facility Financing Agreement over the next three years; unexpected costs related to the Transactions; the outcome of any legal proceedings that may be instituted against NioCorp following closing of the

Transactions; NioCorp’s ability to receive a final commitment of financing from the Export-Import Bank of the United States on the anticipated timeline, on acceptable terms, or at all; NioCorp’s ability to continue to meet Nasdaq listing standards; NioCorp’s ability to operate as a going concern; risks relating to NioCorp’s common shares, including price volatility, lack of dividend payments and dilution or the perception of the likelihood any of the foregoing; NioCorp’s requirement of significant additional capital; the extent to which NioCorp’s level of indebtedness and/or the terms contained in agreements governing NioCorp’s indebtedness or the Yorkville Equity Facility Financing Agreement may impair NioCorp’s ability to obtain additional financing; covenants contained in agreements with NioCorp’s secured creditors that may affect its assets; NioCorp’s limited operating history; NioCorp’s history of losses; the restatement of NioCorp’s consolidated financial statements as of and for the fiscal years ended June 30, 2022 and 2021 and the interim periods ended September 30, 2021, December 31, 2021, March 31, 2022, September 30, 2022, and December 31, 2022 and the impact of such restatement on NioCorp’s future financial statements and other financial measures; the material weaknesses in NioCorp’s internal control over financial reporting, NioCorp’s efforts to remediate such material weaknesses and the timing of remediation; the possibility that NioCorp may qualify as a passive foreign investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”); the potential that the Transactions could result in NioCorp becoming subject to materially adverse U.S. federal income tax consequences as a result of the application of Section 7874 and related sections of the Code; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; variations in the market demand for, and prices of, niobium, scandium, titanium and rare earth products; current and future offtake agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; the results of metallurgical testing; changes in demand for and price of commodities (such as fuel and electricity) and currencies; competition in the mining industry; changes or disruptions in the securities markets; legislative, political or economic developments, including changes in federal and/or state laws that may significantly affect the mining industry; the impacts of climate change, as well as actions taken or required by governments related to strengthening resilience in the face of potential impacts from climate change; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the timing and reliability of sampling and assay data; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining,or development activities; the management of the water balance at the Elk Creek Project site; land reclamation requirements related to the Elk Creek Project; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.